UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2025

SKYE BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55136	45-0692882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11250 El Camino Real, Suite 100, San Diego, CA 92130
(Address of principal executive offices)

(858) 410-0266
(Registrant’s telephone number, including area code)
_________________________

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SKYE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Inducement Incentive Award Plan

On February 24, 2025 the Board of Directors of Skye Bioscience, Inc (the "Company"), based on the recommendation of the Compensation Committee of the Board, approved the Company's Amended and Restated 2024 Inducement Equity Incentive Plan (the "Amended and Restated Inducement Plan"). The Amended and Restated Inducement Plan amends and restates in its entirety the Company's 2024 Inducement Plan (the “Prior Inducement Plan”) to among other things, provide the Administrator (as defined in the Amended and Restated Inducement Plan) with broader authority to determine treatment of outstanding equity awards thereunder in connection with a Change in Control (as defined in the Amended and Restated Inducement Plan), including cancellation of vested or unvested awards, assumption or substitution of awards, acceleration of vesting, cancellation of vested awards in exchange for a cash payment or other property, or replacement of awards with a cash incentive program. Except as set forth herein, the material terms of the Amended and Restated Inducement Plan remain unchanged from the Prior Inducement Plan.

The foregoing description of the Amended and Restated Inducement Plan does not purpose to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Inducement Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Skye Bioscience, Inc. Amended and Restated 2024 Inducement Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE BIOSCIENCE, INC.

Dated: February 26, 2025	/s/ Punit Dhillon
Name: Punit Dhillon
Title: Chief Executive Officer